UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549



                             F O R M 8-K/A Number 1

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                                 August 7, 2002



                          Abraxas Petroleum Corporation
             (Exact name of registrant as specified in its charter)


                                     Nevada
                 (State of other jurisdiction of incorporation)





0-19118                                                74-2584033
(Commission File Number)               (I.R.S. Employer Identification Number)




                        500 N. Loop 1604 East, Suite 100
                            San Antonio, Texas 78232
                    (Address of principal executive offices)

                         Registrant's telephone number,
                              including area code:
                                  210-490-4788

The undersigned registrant hereby amends the following items, financial statements and exhibits of its Current Report on Form 8-K dated July 9, 2002, as set forth in the pages attached hereto.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(B)      Pro Forma Financial Statements

          (1)  Pro Forma  Condensed  Consolidated  Balance Sheet as of March 31,
               2002

          (2) Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2001 and for the three months ended March 31, 2002.

ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

         (b) Pro Forma Financial Information



            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA



The following unaudited pro forma condensed consolidated balance sheet as of March 31, 2002 and the unaudited pro forma consolidated statements of operations for the three months ended March 31, 2002 and for the year ended December 31, 2001 give effect to the divestures of the East White Point, Quirk Creek and Mahaska properties described in the 8-K filed on July 9, 2002. The unaudited pro forma condensed consolidated balance sheet is presented as if the divestitures had occurred on March 31, 2002. The unaudited pro forma consolidated statements of operations are presented as if the divestitures had occurred at the beginning of the periods presented. The pro forma financial data are based on assumptions and include adjustments as explained in the notes to the unaudited pro forma condensed consolidated financial statements, and the actual recording of the transactions could differ.


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


                 ABRAXAS PETROLEUM CORPORATION AND SUBSIDIARIES

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                 March 31, 2002
                                 (In thousands)


                                                                                              Pro Forma
                                                                         Historical           Adjustments           Pro Forma
                                                                      ------------------    ----------------     ---------------
Assets:
Current assets:
   Cash .........................................................            $    3,851        $           -        $    3,851
   Accounts receivable...........................................                 7.256                    -             7,256
   Equipment inventory...........................................                 1,160                    -             1,160
   Other current assets..........................................                 1,050                    -             1,050
                                                                      ------------------      ---------------    ---------------
    Total current assets........................................                 13,317                    -            13,317

Property and equipment:
  Oil and gas properties, full cost method of accounting:
      Proved....................................................                505,195              (25,384) (1)      479,811
      Unproved, not subject to amortization..............                         5,937                    -             5,937
   Other property and equipment.................................                 69,962               (7,302) (1)       62,660
                                                                      ------------------      ---------------    ---------------
           Total................................................                581,094              (32,686)          548,408
      Less accumulated depreciation, depletion, and
        amortization............................................                289,028                    _           289,028
                                                                      ------------------      ---------------    ---------------
      Total property and equipment - net........................                292,066              (32,686)          259,380

Deferred financing fees, net of accumulated
  amortization of $9,095 at March 31, 2002......................                  3,464                    -             3,464
Other assets  ..................................................                    447                    -               447
                                                                      ------------------      ---------------    ---------------
  Total assets..................................................            $   309,294         $    (32,686)         $276,608
                                                                      ==================      ===============    ===============

Liabilities and Shareholder's Equity (Deficit)
Current liabilities:
  Accounts payable and accrued liabilities.......................            $   24,889      $            -           $ 24,889
  Accrued interest...............................................                 9,378                   -              9,378
  Current maturities of long-term debt...........................                63,911             (25,263) (2)        38,648
                                                                      ------------------      ---------------    ---------------
            Total current liabilities............................                98,178             (25,263)            72,915

Long-term debt...................................................               227,103              (7,423) (2)       219,680

Deferred income taxes............................................                19,742                   -             19,742

Future site restoration..........................................                 3,997                   -              3,997

Shareholders' equity (deficit):
  Common Stock, par value $.01 per share-
  Authorized 200,000,000 shares; issued, 30,145,280 at March 31,
   2002..........................................................                   301                   -                 301
   Additional paid-in capital....................................               136,733                   -             136,733
  Accumulated deficit............................................              (159,793)                  -            (159,793)
  Treasury stock, at cost, 165,883 shares .......................                  (964)                  -                (964)
  Accumulated other comprehensive loss...........................               (16,003)                  -             (16,003)
                                                                      ------------------      ---------------    ---------------
      Total shareholders' deficit................................               (39,726)                  -             (39,726)
                                                                      ------------------      ---------------    ---------------

Total liabilities and shareholders' equity (deficit).............            $  309,294          $    (32,686)        $ 276,608
                                                                      ===================      ==============    ===============

                             See notes to unaudited pro forma condensed consolidated financial statements.


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


                                            ABRAXAS PETROLEUM CORPORATION AND SUBSIDIARIES

                                  UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                                                 (In thousands, except per share data)

                                                                          Year Ended December 31, 2001
                                                          --------------------------------------------------------------
                                                                                     Pro Forma
                                                                 Historical         Adjustments         Pro Forma
                                                            ------------------------------------------------------------
                                                                       (In thousands except per share data)
Revenues:
   Oil and gas production revenues .......................     $      73,201          $  (10,922) (1)        $ 62,279
   Gas processing revenues ...............................             2,438                (982) (1)           1,456
   Rig revenues ..........................................               756                   -                  756
   Other  ................................................               848                   -                  848
                                                            ------------------  ------------------   -------------------
                                                                      77,243             (11,904)              65,339
Operating costs and expenses:
   Lease operating and production taxes ..................            18,616              (2,599)              16,017
   Depreciation, depletion, and amortization .............            32,484              (3,536)              28,948
   Proved property impairment ............................             2,638                   -                2,638
   Rig operations ........................................               702                   -                  702
   General and administrative ............................             6,445                   -                6,445
   General and administrative (Stock-based compensation)..            (2,767)                  -               (2,767)
                                                            ------------------  ------------------   -------------------
                                                                      58,118              (6,135)              51,983
                                                            ------------------  ------------------   -------------------
Operating income (loss)...................................            19,125              (5,769)              13,356

Other (income) expense:
   Interest income .......................................               (78)                  -                 (78)
   Amortization of deferred financing fees ...............             2,268                   -                2,268
   Interest expense ......................................            31,523              (4,462) (2)          27,061
   Loss on sale of equity investment .....................               845                   -                  845
   Other .................................................               207                   -                  207
                                                            ------------------  ------------------   -------------------
                                                                      34,765              (4,462)              30,303
                                                            ------------------  ------------------   -------------------
Income (loss) from operations before income tax ..........           (15,640)             (1,307)             (16,947)

   Income tax expense (benefit) ..........................             2,402                (919)  (3)          3,236
Minority interest in income of consolidated foreign
   subsidiary (2001 prior to purchase)....................             1,676                   -                1,676
                                                            ------------------  ------------------   -------------------
Net income  (loss).....................................        $     (19,718)     $         (388)       $     (21,859)
                                                            ==================  ==================   ===================

Net income (loss) per common share - basic ............        $      (0.76)                            $      (0.78)
                                                            ==================                       ===================
Weighted average shares outstanding - basic............           25,788,571                               25,788,571
                                                            ==================                       ===================

                             See notes to unaudited pro forma condensed consolidated financial statements.


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
                                            ABRAXAS PETROLEUM CORPORATION AND SUBSIDIARIES

                                  UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                                                 (In thousands, except per share data)


                                                                        Three Months Ended March 31, 2002
                                                              --------------------------------------------------------
                                                                                     Pro Forma
                                                                  Historical        Adjustments        Pro Forma
                                                              --------------------------------------------------------
                                                                       (In thousands except per share data)
Revenues:
   Oil and gas production revenues .........................     $      10,886      $      (1,330) (1)    $     9,556
   Gas processing revenues .................................               670               (286) (1)            384
   Rig revenues ............................................               151                  -                 151
   Other  ..................................................               100                  -                 100
                                                              ------------------   ----------------      -------------
                                                                        11,807             (1,616)             10,191
Operating costs and expenses:
   Lease operating and production taxes ....................             3,909               (447)              3,462
   Depreciation, depletion, and amortization ...............             6,814               (899)              5,915
   Rig operations ..........................................               121                  -                 121
   General and administrative ..............................             1,698                  -               1,698
                                                              ------------------   ----------------      -------------
                                                                        12,542             (1,346)             11,196
                                                              ------------------   ----------------      -------------
Operating income (loss).....................................              (735)              (270)             (1,005)

Other (income) expense:
   Interest income .........................................               (33)                 -                 (33)
   Amortization of deferred financing fees .................               427                  -                 427
   Interest expense ........................................             8,413             (1,114) (2)          7,299
                                                               ------------------   ----------------      -------------
                                                                         8,807             (1,114)              7,693
                                                              -------------------------------------  -----------------
Income (loss) from operations before income tax ............            (9,542)               844              (8,698)

Income tax expense (benefit) ...............................              (843)                 2  (3)           (841)
                                                              ------------------   ----------------      -------------
Net income  (loss).......................................        $      (8,699)   $           842    $         (7,857)
                                                              ------------------   ----------------      -------------
Net income (loss) per common share - basic ..............        $      (0.29)                          $      (0.26)
                                                              ===================                    =================
Weighted average shares outstanding - basic..............           29,979,397                             29,979,397
                                                              ===================                    =================

                             See notes to unaudited pro forma condensed consolidated financial statements.

Notes to the Unaudited Pro Forma Condensed Consolidated Balance Sheet:

The Unaudited Pro Forma Condensed Consolidated Balance Sheet is presented as if the transactions had occurred as of March 31, 2002.

     (1) To adjust oil and gas properties and equipment to reflect sales proceeds.

     (2) To reduce long-term debt and current maturities of long-term debt for net cash proceeds from the property sales.


Notes to the Unaudited Pro Forma Condensed Consolidated Statements of
Operations:

The Unaudited Pro Forma Statements of Operations are presented as if the transactions had occurred as of the beginning of the period presented.

     (1) To adjust oil and gas production revenues, gas processing revenues, lease operating and production taxes and depreciation, depletion and amortization as if the transactions had been completed as of the beginning of the period.

     (2) To adjust interest expense, giving effect to pay-down of the Company's long-term debt and current maturities of long-term debt, at the stated interest rates of the associated debt.

     (3) To record income tax expense  (benefit) of the pro forma taxable income
         (loss) at Canadian effective rates, as applicable. No tax expense (benefit) for US purposes due to loss carryovers.

                                   SIGNATURES


              Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          ABRAXAS PETROLEUM CORPORATION



                          By:___________________________________
                             Chris Williford
                             Executive Vice President, Chief Financial
                             Officer and Treasurer


Dated:    August 7, 2002